Exhibit 10.1

ASSIGNMENT AND ASSUMPTION OF REAL PROPERTY RIGHTS AND OBLIGATIONS UNDER ASSET PURCHASE AGREEMENT

This Assignment and Assumption of Real Property Rights and Obligations under Asset Purchase Agreement (“Assignment and Assumption”), dated as of September 12, 2017, is entered into by and between AM 570, LLC a Maryland limited liability company (“Assignor”) and SALEM RADIO PROPERTIES, INC., a Delaware corporation (“Assignee”).

WHEREAS, Assignor and Red Zebra Broadcasting Licensee, LLC, a Delaware limited liability company (“RZ Licensee”) and Red Zebra Broadcasting, LLC, a Delaware limited liability company (“Red Zebra”, and collectively with RZ Licensee, “Sellers”) entered into an Asset Purchase Agreement, dated as of May 12, 2017, as amended by the First Amendment to Asset Purchase Agreement dated as of July 24, 2017 (the “Purchase Agreement”), pursuant to which, among other things, Assignor and Seller agreed that Assignor will acquire and Seller will sell certain assets used in the operation of radio broadcast station WSPZ(AM), FCC Facility ID. No. 11846, licensed to Bethesda, Maryland (the “Station”), upon the terms and conditions set forth therein;

WHEREAS, included in the assets to be acquired by Assignor pursuant to the Purchase Agreement is the real property as defined in Section 2.1(b) and on Schedule 3.7 of the Purchase Agreement; specifically certain real property located at 16925 Black Rock Road, Germantown, Maryland 20876 in Montgomery County, Maryland, shown as Lot 4, in a subdivision known as “SENECA PARK ESTATES”, including, without limitation the transmitter buildings and broadcast towers at such site that are owned by Red Zebra, and all right, title and interests of Sellers in and to the Tower Lease Agreement described in Schedule 3.9 of the Purchase Agreement (collectively, the “Real Property”);

WHEREAS, to enable the Real Property to be transferred, Assignor desires to assign its rights and obligations under the Purchase Agreement with respect to only the Real Property to Assignee, and Assignee desires to accept such rights and obligations;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in the Purchase Agreement and this Assignment and Assumption, the receipt and sufficiency of which are hereby acknowledged, Assignor and Assignee hereby covenant and agree as follows:

1.          Assignor hereby assigns, transfers, and conveys to Assignee all of Assignor’s right, title, and interest in and to the Purchase Agreement with respect to the Real Property only.

2.          Assignee hereby assumes and undertakes to pay, to satisfy, and to discharge the liabilities, obligations, and commitments of Assignor under the Purchase Agreement with respect to the Real Property from the date hereof.

3.          This Assignment and Assumption is in all respects subject to the provisions of the Purchase Agreement and is not intended in any way to supersede, to limit, or to qualify any provision of the Purchase Agreement.

4.          Each of Assignor and, by its acceptance hereof, Assignee covenants and agrees to execute such further documents and instruments and to take such additional actions as may reasonably be requested by Assignee or Assignor, as the case may be, to vest in Assignee any and all of the assets, liabilities, obligations, and commitments being transferred hereby and otherwise to effectuate the intent of this Assignment and Assumption.

5.          Unless otherwise defined herein, all capitalized terms used herein have the meanings ascribed to them in the Purchase Agreement.

6.          This Assignment and Assumption may be signed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption to be executed and delivered effective as of the date first written above.

ASSIGNOR

AM 570, LLC

By	/s/Brian J. Counsil
Brian J. Counsil
CFO and General Counsel

ASSIGNEE

SALEM RADIO PROPERTIES, INC.

By	/s/Christopher J. Henderson
Christopher J. Henderson
Senior Vice President and Secretary

SIGNATURE PAGE TO

ASSIGNMENT AND ASSUMPTION OF REAL PROPERTY RIGHTS

AND OBLIGATIONS UNDER ASSET PURCHASE AGREEMENT

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